SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): September 9, 1999


                        COEUR D'ALENE MINES CORPORATION
 -----------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

             Idaho                 1-8641         82-0109423
 ----------------------------   ------------    --------------
 (State or other jurisdiction   (Commission     (IRS Employer
       of incorporation)        File Number)    Identification
                                                 Number)

         400 Coeur d'Alene Mines Bldg.
         505 Front Avenue
         Coeur d'Alene, Idaho                         83814
   ----------------------------------------        ----------
   (Address of principal executive offices)        (zip code)

Registrant's telephone number, including area code: (208) 667-3511
                                                    --------------

                                Not Applicable
 -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS

      On September 9, 1999, Coeur d'Alene Mines Corporation ("Coeur") consummated its acquisition of certain silver mining assets of ASARCO Incorporated ("Asarco") in exchange for the issuance of 7.125 million shares of Coeur's Common Stock. The acquisition was effected pursuant to an Amended and Restated Transaction Agreement between Coeur and Asarco, dated as of May 13, 1999 and amended and restated as of June 22, 1999 (the "Transaction Agreement"), a copy of which is included as an exhibit hereto. The acquired silver mining assets do not constitute a "significant amount" of assets within the meaning of Item 2 of Form 8-K and Instruction 4 thereto. The transaction was approved by Coeur's shareholders at Coeur's Annual Meeting of Shareholders held on September 8, 1999. At the closing of the transaction on September 9, 1999, Coeur and Asarco entered into a Shareholder Agreement, a form of which is an exhibit to the Transaction Agreement. A copy of Coeur's press release, dated September 9, 1999, announcing consummation of the acquisition is filed as an exhibit to this report.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   EXHIBITS.  The following exhibit is filed herewith:

      Exhibit
      Number                           Description
      -------                          -----------

       2(a) Amended and Restated Transaction Agreement by and between Asarco Incorporated and Coeur d'Alene Mines Corporation, dated May 13, 1999 and amended and restated as of June 22, 1999. (Incorporated herein by reference to Exhibit A to the Registrant's Proxy Statement, dated July 28, 1999, used in connection with the Registrant's Annual Meeting of Shareholders held on September 8, 1999.)

       10(a) Shareholder Agreement (dated as of September 9, 1999), by and between Asarco Incorporated and Coeur d'Alene Mines Corporation. (Incorporated herein by reference to Exhibit B to the Registrant's Proxy Statement, dated July 28, 1999, used in connection with the Registrant's Annual Meeting of Shareholders held on September 8, 1999.)

       99(a) Press Release of Coeur d'Alene Mines Corporation, dated September 9, 1999.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               COEUR D'ALENE MINES CORPORATION
                                               (Registrant)


Dated: September 9, 1999

                                               By: /s/GEOFFREY A. BURNS
                                                   --------------------
                                                   Geoffrey A. Burns
                                                   Vice President and
                                                   Chief Financial Officer